Exhibit 99.1

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ASTORIA FINANCIAL CORPORATION

Deposit Growth - Core

TOTAL
BUSINESS DEPOSITS

(In Millions)
CAGR = 32%
$333
$67
12/31/99
09/30/05

TOTAL
CHECKING DEPOSITS

(In Billions)
Personal CAGR = 8%
Business CAGR = 31%
$1.5
$0.9
12/31/99
09/30/05

LIQUID CD's

(In Millions)
$479
$0
12/31/04
06/30/05

14

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Astoria Financial Corporation

Focus on Core Business

(In Billions)

Deposits
vs.
Borrowings
$13.0
$12.0
$11.0
$10.0
$9.0
$8.0
$9.6
$12.8
$11.5
$8.1
12/31/99
09/30/05
12/31/99
09/30/05

15

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ASTORIA FINANCIAL CORPORATION

Stock Performance - Comparative Ten Year Total Return

AF CAGR = 17%

369%
168%
147%
Percent
400
350
300
250
200
150
100
50
0
AF
Dow
S&P 500

Comparative returns from September 30, 1995 – September 30, 2005

17

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Dividend Growth

CAGR = 28%

$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.067
$0.143
$0.187
$0.267
$0.32
$0.34
$0.407
$0.513
$0.573
$0.667
$0.80
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005*

* 3Q05 annualized

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Astoria Financial Corporation

Cumulative Cash Returned to Shareholders

(In Millions)

$2,000
$1,500
$1,000
$500
$0
Stock Repurchased
Dividends
$110
$159
$57
$102
$368
$106
$262
$501
$155
$346
$846
$210
$636
$1,121
$275
$846
$1,382
$340
$1,042
$1,679
$412
$1,267
$1,850
$473
$1,377
1997
1998
1999
2000
2001
2002
2003
2004
YTD 09/30/05

19

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ASTORIA FINANCIAL CORPORATION

Maintain Low G&A Expense Ratio

2.5
2.0
1.5
1.0
0.5
0.0
Percent
2001
2002
2003
2004
2005*
All U.S. Thrifts
NY Thrifts
AF

* Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended June 30, 2005. AF is annualized for the nine months ended September 30, 2005.

Source: SNL Financial – Median Ratios

27

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[LOGO OF ASTORIA FINANCIAL CORPORATION]

LONG ISLAND’S PREMIER COMMUNITY BANK

www.astoriafederal.com

RETAIL BANKING INITIATIVES – THE FIGHT FOR MARKET SHARE

RYAN BECK & CO.
FINANCIAL INSTITUTIONS INVESTOR CONFERENCE
NOVEMBER 2, 2005

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This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management’s experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  These factors include, without limitation, the following:  the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate.  We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Corporate Profile	NYSE: AF

•	$22.6 billion in assets

•	$12.8 billion in deposits

•	8.3% deposit market share in Long Island market – Largest thrift depository

•	Insider & ESOP stock ownership: 16%

•	$2.8 billion market cap

•	11+ years as a public company – enhancing shareholder value

All figures in this presentation are as of September 30, 2005 and all market data and IBES consensus are as of October 21, 2005, except as noted.

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Financial Highlights

		9 Months 2005	9 Months 2004	Change

•	Diluted earnings per share	$1.69	$1.52	+ 11%
•	Return on average assets	1.02%	1.00%	+ 2%
•	Return on average equity	17.06%	16.15%	+ 6%
•	Return on average tangible equity(1)	19.71%	18.62%	+ 6%

•	Shares repurchased - 4.1 million shares for the 9 months ending 09/30/05
• Tenth repurchase program underway - 2.8 million common shares remain for repurchase

•	Annualized dividend yield - 3.03%

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A Simple Formula for Enhancing Shareholder Value

MORTGAGE LENDING

•	Portfolio lender, not a mtge. banker
•	1-4 Family, Multi-Family and Commercial R.E. expertise
•	Superior asset quality

RETAIL BANKING
•	Premier community bank on Long Island
•	Dominant deposit market share
•	#1 thrift depository in core market

EFFICIENCY

SOLID RETURNS

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Retail Banking

•	Acquisition vs. de-novo branching

•	Differentiating from competition

	–	Maintain pricing discipline

	–	Pro-active sales culture

	–	Focus on customer service

•	Importance of deposits in interest rate risk management (CDs vs. core)

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Leading Retail Banking Franchise

$12.8 billion in deposits, 86 banking office network

	–	Serving the Long Island market since 1888

•	Low cost/stable source of funds – average cost: 2.27%*

	–	Core Deposits(2) total $5.4 billion, at an average cost of 0.58%*

	–	Checking accounts total $1.5 billion, or 29% of core deposits

•	Banking offices with high average deposits contribute to efficiency

	–	Long Island Offices (83) – Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) – Average Deposits of $149 Million

	–	Westchester Offices (3) – Average Deposits of $147 Million

•	Alternative delivery channels

	–	ATM’s, telephone and Internet banking

•	Pro-active sales culture; Superior customer service focus

* Average cost for the quarter ending September 30, 2005

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Long Island Powerhouse

          Banking Offices and Deposit Share Ranking on Long Island

Overall Deposit Share Ranking:

#1- all thrifts,  #4- all financial institutions

[CHART APPEARS HERE]

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Well Positioned in Each of Our Key Markets

Deposits

($ in millions)	Nassau

Institution	Total	Share	Branches

1. North Fork	$7,154	15%	60
2. Chase	6,356	14	33
3. Citigroup	5,971	13	54
4. Astoria	4,711	10	29
5. NY Community	3,759	9	50
Total	$46,691		447

Median household income: $85,608

($ in millions)	Queens

Institution	Total	Share	Branches

1. Chase	$6,096	17%	43
2. North Fork	4,982	14	54
3. Citigroup	4,426	12	29
4. NY Community	3,401	9	34
5. Astoria	3,177	9	17
Total	$36,687		370

Median household income: $49,781

($ in millions)	Suffolk

Institution	Total	Share	Branches

1. North Fork	$9,349	28%	66
2. Chase	4,827	15	36
3. Astoria	2,837	9	25
4. WaMu	2,528	8	35
5. Citigroup	2,310	7	28
Total	$32,984		415

Median household income: $76,730

($ in millions)	Brooklyn

Institution	Total	Share	Branches

1. Chase	$6,177	20%	40
2. WaMu	3,527	11	24
3. Citigroup	3,660	12	25
4. HSBC	3,478	11	26
5. Independence	3,410	11	21
Astoria (#7)	1,608	5	12
Total	$31,683		275

Median household income: $38,080

U.S. Median HHI: $49,747/NY State Median HHI: $51,187

Source: FDIC Summary of Deposits. Data as of June 30, 2005. NY Community pro-forma deposits with LICB and Atlantic Bank acquisitions.

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Strong Position in Core Market

Brooklyn, Queens, Nassau and Suffolk

•	The combined population of these four counties (7.6 million) exceeds the population of 39 individual U.S. states

(Dollars in millions)

Institution	Deposits	June 05/04 Growth	Market Share	Branches	Average Deposits

1. North Fork	$24,489	$2,582	16.5%	207	$118
2. Chase	23,637	(89)	16.0	152	156
3. Citibank	16,367	510	11.1	136	120
4. ASTORIA	12,333	692	8.3	83	149
5. Washington Mutual	10,713	540	7.2	112	96
6. NY Community	10,339	1,733	7.0	125	83
7. HSBC	9,389	374	6.3	90	104
8. Bank of America	5,473	(1,545)	3.7	110	50
9. Independence	4,702	831	3.2	37	127
10. Bank of New York	3,819	(194)	2.6	106	36
Total - Core Market	$148,045	$7,454		1,507

Source:  FDIC/OTS Summary of Deposits.  Data as of June 30, 2005. NY Community pro-forma deposits with LICB and Atlantic Bank acquisitions.

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Market Share Trend – 1999 - 2005

Brooklyn, Queens, Nassau and Suffolk

(Dollars in millions)

Institution	Deposits	June 99-05 Growth	Market Share	Market Share Gain/Loss	Change in # of Branches 99-05

1. Chase	$23,637	$8,152	16.0%	2.1%	- 17
2. North Fork	24,489	7,112	16.5	0.9	+ 12
3. ASTORIA	12,333	3,139	8.3	0.0	- 1
4. Citibank	16,367	2,526	11.1	(1.3)	- 21
5. NY Community	10,339	2,297	7.0	(0.2)	+ 25
6. Independence	4,702	1,527	3.2	(0.3)	- 5
7. Washington Mutual	10,713	1,523	7.2	(1.1)	+ 34
8. HSBC	9,389	858	6.3	(1.4)	- 10
9. Bank of New York	3,819	374	2.6	(0.5)	+ 8
10. Bank of America	5,473	(2,465)	3.7	(3.4)	- 14
Total - Core Market	$148,045	$36,702			+ 123

Source:  FDIC/OTS Summary of Deposits.  Data as of June 30, 2005. Includes mergers and acquisitions and pending acquisitions.

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Sales Initiatives – PEAK Process

Performance based on Enthusiasm, Actions and Knowledge

•	A “needs” based approach to sales rather than “product” based approach

•	Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network

•	Incentives for strong performance, both individual and team

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Customer Satisfaction Survey

Key Findings: Favorably Positioned Against Competitors

•	71% of Astoria customers are highly satisfied

•	71% of Astoria customers are highly likely to recommend Astoria to friend/family member

•	Satisfaction with branch service is by far the strongest driver of overall satisfaction

– 86% of Astoria customers are highly satisfied with quality of branch service

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Deposit Growth - Core

[CHART APPEARS HERE]

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Focus on Core Business

[CHART APPEARS HERE]

[LOGO OF ASTORIA FINANCIAL CORPORATION]

AF:  Strong Record of Enhancing Shareholder Value

1993 IPO objectives		The record as of September 30, 2005

•	Assets of $10 billion by 2000	•	$22.6 billion in assets
•	Improve asset quality	•	0.17% NPA/total assets
•	Enhance operating efficiency	•	1.02% G&A expense ratio(3) annualized
•	Broaden lending capabilities	•	Origination network now covers 23 states; correspondent network covers 44 states*
•	Generate returns in mid-teen range	•	17.06% return on average equity annualized; (19.71% ROTE)
•	Enhance shareholder value	•	10 year total return: 369% or
17% CAGR**

		*	Broker and correspondent networks also include D.C.
		**	September 30, 1995 through September 30, 2005

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Stock Performance - Comparative Ten Year Total Return

[CHART APPEARS HERE]

Comparative returns from September 30, 1995 – September 30, 2005

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Dividend Growth

[CHART APPEARS HERE]

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Cumulative Cash Returned to Shareholders

$1.9 billion returned to shareholders in the past 8+ years

[CHART APPEARS HERE]

Shares Repurchased:	6.7M	1.0M	12.8M	7.8M	15.5M	10.9M	10.6M	9.1M	4.1M
Average Price:	$12.85	$16.31	$12.48	$10.81	$18.70	$19.32	$18.42	$24.82	$26.95

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Valuation Considerations

	Price 10/21/05	2005 P/E(a)		Price/ TBV		Implied Deposit Premium(4)

Banknorth	$28.90	11.5	x	3.4	x	17%

Astoria Financial	26.40	11.7		2.2		13

North Fork	24.43	11.7		3.6		23
Golden West	57.80	12.3		2.1		16
Sovereign	23.37	12.8		3.1		15
New York Community	16.25	12.9		3.4		28
Webster	45.60	13.1		2.6		13
Valley National	23.21	15.9		3.7		22
Commerce	28.93	16.2		2.5		9
Median		12.8	x	3.1	x	16%

Astoria Stock Price at Median Levels		$28.93		$37.11		$30.40

(a) IBES as of 10/21/05.

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A D D E N D U M

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Acquisition History

Year	Thrift	# Branches	Assets

			(in millions)
1973	Metropolitan Federal	2	$ 50
1979	Citizens Savings (FSLIC)	5	130
1982	Hastings-on-Hudson Federal	3	100
1984	Chenango Federal	1	25
1987	Oneonta Federal	4	205
1990	Whitestone Savings (RTC)	4	280
1995	Fidelity New York	18	1,800
1997	The Greater New York Savings Bank	14	2,400
1998	Long Island Bancorp, Inc.	35	6,600

	Total	86	$ 11,590

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1-4 Family Mortgage Lending

•	Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio

– Minimizes interest rate risk

•	Multiple delivery channels provide flexibility & efficiency

– Retail*
– Commissioned representatives/brokers-originations in 23 states*
– Third party originators – correspondent relationships in 44 states*

•	Secondary marketing capability

– Sale of 15 year and 30 year fixed rate loans reduces interest rate risk

•	Geographically diversified portfolio

– Reduces lending concentrations

* All loans underwritten to Astoria’s stringent standards. Broker and correspondent networks also include D.C.

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Multifamily/Commercial Real Estate Lending

•	Solid and growing Multifamily/CRE portfolio

	•	$3.9 billion in portfolio

– Weighted Average Coupon at September 30, 2005: 5.85%

	•	Conservative underwriting – Average LTV < 65%

	•	Average loan in portfolio < $1 million

	•	Approximately 90% of multifamily portfolio is subject to rent control or rent stabilization

	•	12% annualized growth in 3Q05

Note: LTV is based on current principal balances and original appraised values.

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Interest Rate Risk Management

•	One year gap: -5.57%

•	Key balance sheet components

	•	Short-term hybrid adjustable-rate mortgage loan portfolio

	•	Short weighted average life MBS portfolio

Offset by:

	•	Large core deposit base – provides natural hedge against rising rates

	•	Longer-term CDs

–

Over the past twelve months, $1.7 billion of non-callable CDs with maturities of 18 months or greater were issued or repriced with a weighted average rate of 3.60% and a weighted average original maturity of 2.5 years

	•	Borrowings

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Asset Quality Focus

•	Minimal credit risk

	•	Conservative underwriting, top quality loans, low LTVs

		–	Net charge-offs of less than one basis point for each of the last 3 years and for nine months ended September 30, 2005

	•	No sub-prime or option ARM lending

	•	99+% of all loans secured by real estate

•	Strong reserves

	•	Non-performing assets: 0.17% of total assets

	•	Allowance for loan losses/non-performing loans: 216%

•	Low delinquency trends

•	Top quality MBS portfolio

	•	Primarily GSE, agency or ‘AAA’ rated

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Maintain Low G&A Expense Ratio

[CHART APPEARS HERE]

[LOGO OF ASTORIA FINANCIAL CORPORATION]

Goodwill Claim Update

•	One of the industry’s largest goodwill litigation claims

	–	$785 million of original supervisory goodwill created
(LISB = $625 million, Fidelity NY = $160 million)

	–	$635 million of supervisory goodwill written off
(LISB = $500 million, Fidelity NY = $135 million)

•	U.S. Court of Federal Claims awarded AF damages of $436 million on September 15, 2005 in the LISB case

	–	Award likely to be appealed by government

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Footnotes/Glossary

(1)	Average tangible equity represents average equity less average goodwill.

(2)	Core deposits include savings, money market, checking and Liquid CD accounts.

(3)	G&A Expense ratio represents general and administrative expense divided by average assets.

(4)	Implied Deposit Premium represents market capitalization less tangible equity, divided by total deposits.

NPA	–	Non-performing assets	CAGR	–	Compounded annual growth rate
MBS	–	Mortgage-backed securities	CRE	–	Commercial Real Estate
LTV	–	Loan-to-value	GSE	–	Government Sponsored Enterprise
ROTE	–	Return on average tangible equity

[LOGO OF ASTORIA FINANCIAL CORPORATION]

LONG ISLAND’S PREMIER  COMMUNITY BANK

www.astoriafederal.com